SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 14, 2016 (March 8, 2016)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory arrangements of Certain Officers.

Long-Term Incentive Awards

On March 8, 2016, the Dynegy Inc. (“Dynegy”) Compensation and Human Resources Committee of Dynegy’s Board of Directors (the “Committee”) granted incentive awards for Dynegy’s executive officers and other key personnel comprised of 40% performance share units, 35% restricted stock units and 25% stock options. These awards were made subject to the attached form award agreements, which are attached hereto as Exhibits and incorporated herein by reference.

For the performance share units (the “PSUs”), the Committee determined that using Total Shareholder Return (“TSR”), measured over a three-year period relative to a selected group of energy industry peer companies, and Dynegy’s free cash flow (“FCF”) over the same performance period, was best aligned with the practices within our industry and with the long-term interests of our stockholders. The PSUs will vest only if Dynegy meets pre-determined performance goals over the three-year period. The key characteristics of the PSUs are as follows:

Performance Share Unit Structure

•                  Three-year performance period (January 1, 2016 through December 31, 2018)

•                  Payout opportunity of 0-200% of one-half of the target PSUs will be based upon Dynegy’s FCF, intended to be settled in shares

•                  Payout opportunity of 0-200% of one-half of the target PSUs will be based upon Dynegy’s TSR, intended to be settled in shares

•                  Cumulative FCF achievement calculated at end of performance period and applied to the payout scale to determine the number of earned/vested PSUs

•                  Cumulative TSR percentile ranking calculated at end of performance period and applied to the payout scale to determine the number of earned/vested PSUs

•                  If absolute TSR is negative, PSU award payouts based upon TSR will be capped at 100% of the target number of PSUs granted, regardless of relative TSR positioning

The foregoing descriptions of the form award agreements may not contain all of the information that is important to you and are qualified in their entirety by reference to the full text of such agreements filed herewith and incorporated herein. The stock options and restricted stock units are consistent with previously disclosed grant agreements as approved by the Committee.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

10.1	Form of Performance Award Agreement
10.2	Form of Performance Award Agreement (CEO)
10.3	Form of Stock Unit Award Agreement (Executive Management)
10.4	Form of Stock Unit Award Agreement (CEO)
10.5	Form of Non-Qualified Stock Option Award Agreement
10.6	Form of Non-Qualified Stock Option Award Agreement (CEO)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 14, 2016	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	Form of Performance Award Agreement
10.2	Form of Performance Award Agreement (CEO)
10.3	Form of Stock Unit Award Agreement (Executive Management)
10.4	Form of Stock Unit Award Agreement (CEO)
10.5	Form of Non-Qualified Stock Option Award Agreement
10.6	Form of Non-Qualified Stock Option Award Agreement (CEO)